Exhibit 10.29
Schedule to Exhibit 10.29

There are 202 management agreements with subsidiaries of Sonesta Holdco Corporation, or Sonesta, for hotels which we and Sonesta have designated as conversion hotels, a representative form of which is filed as Exhibit 10.6 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and which is incorporated herein by reference.  The other 201 management agreements, with the respective parties and applicable to the respective hotels listed below, are substantially identical in all material respects to the representative form of management agreement.

Owner	Name/Trade Name and Street Address	Landlord	Manager	Level	Effective Date	Owner’s Priority

HPT TRS IHG-2, Inc.	Sonesta Simply Suites Birmingham 600 Corporate Ridge Dr Birmingham, Alabama	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$844,082
HPT TRS MRP, Inc.	Sonesta ES Suites Birmingham Homewood 50 State Farm Parkway Birmingham, Alabama	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 8, 2021	$1,233,054
HPT TRS MRP, Inc.	Sonesta Select Birmingham 4300 Colonade Parkway Birmingham, Alabama	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 8, 2021	$1,164,193
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Huntsville 201 Exchange Pl, Huntsville, Alabama	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$878,991
HPT TRS MRP, Inc.	Sonesta Select Phoenix Chandler 920 North 54th Street Chandler, Arizona	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 8, 2021	$1,741,464
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Phoenix 11411 N. Black Canyon Hwy Phoenix, Arizona	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$798,056

HPT CY TRS, Inc.	Sonesta Select Phoenix Camelback 2101 E. Camelback Road Phoenix, Arizona	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 8, 2021	$1,208,315
HPT CY TRS, Inc.	Sonesta Select Scottsdale at Mayo Clinic Campus 13444 E. Shea Boulevard Scottsdale, Arizona	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 8, 2021	$852,610
HPT TRS MRP, Inc.	Sonesta ES Suites Scottsdale 6040 North Scottsdale Road Scottsdale, Arizona	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 10, 2021	$1,954,134
HPT TRS MRP, Inc.	Sonesta Simply Suites Scottsdale North 10740 North 90th Street Scottsdale, Arizona	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 10, 2021	$1,500,375
HPT TRS MRP, Inc.	Sonesta Select Tempe 601 South Ash Avenue Tempe, Arizona	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 12, 2021	$1,730,928
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Phoenix Tempe 1335 W. Baseline Road Tempe, Arizona	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,029,140
HPT TRS MRP, Inc.	Sonesta ES Suites Tempe 5075 South Priest Drive Tempe, Arizona	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 12, 2021	$1,643,186
HPT TRS IHG-2, Inc.	Sonesta ES Suites Anaheim 1855 S Manchester Avenue Anaheim, California	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$2,765,254
HPT TRS IHG-2, Inc.	Sonesta Anaheim 1915 Manchester Avenue Anaheim, California	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Full	December 1, 2020	$1,507,802

HPT CY TRS, Inc.	Sonesta Select Camarillo 4994 Verdugo Way Camarillo, California	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 1, 2021	$962,682
HPT TRS IHG-2, Inc.	Sonesta ES Suites Chatsworth 21902 Lassen Chatsworth, California	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,434,478
HPT CY TRS, Inc.	Sonesta Select Los Angeles LAX 2000 E. Mariposa Avenue El Segundo, California	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 1, 2021	$1,279,517
HPT TRS MRP, Inc.	Sonesta Emeryville 5555 Shellmound Street Emeryville, California	HPTMI Properties Trust	Sonesta International Hotels Corporation	Full	March 2, 2021	$6,026,954
HPT TRS MRP, Inc.	Sonesta ES Suites Huntington Beach 9930 Slater Avenue Fountain Valley, California	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 3, 2021	$1,887,776
HPT CY TRS, Inc.	Sonesta Select Huntington Beach 9950 Slater Road Fountain Valley, California	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 3, 2021	$1,156,437
HPT TRS MRP, Inc.	Sonesta ES Suites Fresno 5322 North Diana Avenue Fresno, California	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 3, 2021	$1,231,376
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Anaheim 12901 Garden Grove Blvd Garden Grove, California	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$931,185
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Orange Cty. Spectrum Cntr 16150 Sand Canyon Ave Irvine, California	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$930,451

HPT CY TRS, Inc.	Sonesta Select Laguna Hills 23175 Avenida de la Carlota Laguna Hills, California	HPTCY Properties Trust	Sonesta International Hotels Corporation	Select	February 3, 2021	$1,504,279
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Orange County Irvine 3 South Pointe Drive Lake Forest, California	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,065,780
HPT TRS IHG-2, Inc.	Sonesta Los Angeles Airport 5985 W. Century Blvd Los Angeles, California	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Full	December 1, 2020	$4,267,197
HPT TRS IHG-2, Inc.	Sonesta San Jose 777 Bellew Drive Milpitas, California	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Full	December 1, 2020	$3,732,839
HPT TRS MRP, Inc.	Sonesta Select Pleasant Hill 2250 Contra Costa Boulevard Pleasant Hill, California	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 1, 2021	$1,525,300
SVC Redondo Beach TRS LLC	Sonesta Redondo Beach & Marina 300 North Harbor Drive Redondo Beach, California	HPT IHG-2 Properties Trust	Sonesta Redondo Beach LLC	Full	December 1, 2020	$6,431,772
HPT TRS IHG-2, Inc.	Sonesta ES Suites San Francisco Airport 1350 Huntington Ave San Bruno, California	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,461,762
HPT TRS IHG-2, Inc.	Sonesta ES Suites San Diego 11855 Avenue of Industry San Diego, California	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,715,539
HPT TRS IHG-2, Inc.	Sonesta ES Suites San Diego Sorrento Mesa 6639 Mira Mesa Blvd San Diego, California	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$2,032,577

HPT TRS MRP, Inc.	Sonesta ES Suites Carmel Mountain 11002 Rancho Carmel Drive San Diego, California	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 1, 2021	$1,287,535
HPT TRS IHG-2, Inc.	Sonesta ES Suites San Jose Airport 1602 Crane Court San Jose, California	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$2,585,487
HPT CY TRS, Inc.	Sonesta Select San Jose Airport 1727 Technology Drive San Jose, California	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 5, 2021	$1,830,533
HPT TRS MRP, Inc.	Sonesta Select San Ramon 18090 San Ramon Valley Boulevard San Ramon, California	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 3, 2021	$1,648,465
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Orange County Airport 2600 Red Hill Avenue Santa Ana, California	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,072,784
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Santa Clara 481 El Camino Real Santa Clara, California	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,059,827
HPT TRS MRP, Inc.	Sonesta Select San Francisco Airport 1300 Veterans Boulevard South San Francisco, California	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	March 2, 2021	$3,945,471
HPT TRS MRP, Inc.	Sonesta ES Suites San Francisco Airport Oyster Point 1350 Veterans Boulevard South San Francisco, California	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	March 2, 2021	$3,174,553
HPT TRS IHG-2, Inc.	Sonesta ES Suites Sunnyvale 900 Hamlin Ct. Sunnyvale, California	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$3,152,598

HPT CY TRS, Inc.	Sonesta Select Los Angeles Torrance 1925 W. 190th Street Torrance, California	HPTCY Properties Trust	Sonesta International Hotels Corporation	Select	February 5, 2021	$1,312,010
HPT TRS IHG-2, Inc.	Sonesta ES Suites Torrance Redondo Beach 19901 Prairie Ave. Torrance, California	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,897,192
HPT TRS IHG-2, Inc.	Sonesta Denver 1450 Glenarm Place Denver, Colorado	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Full	December 1, 2020	$7,648,405
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Denver Federal Center 895 Tabor Street Lakewood, Colorado	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$977,957
HPT TRS IHG-2, Inc.	Sonesta ES Suites Denver South 7820 Park Meadows Drive Lonetree, Colorado	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,376,857
HPT CY TRS, Inc.	Sonesta Select Newark 48 Geoffrey Drive Newark, Delaware	HPTCY Properties Trust	Sonesta International Hotels Corporation	Select	February 10, 2021	$1,594,288
HPT TRS IHG-2, Inc.	Royal Sonesta Washington DC 2121 P Street NW Washington, DC	HPT IHG-3 Properties Trust	Sonesta International Hotels Corporation	Full	December 1, 2020	$11,316,000
HPT CY TRS, Inc.	Sonesta Select Boca Raton 2000 NW Executive Center Circle Boca Raton, Florida	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 8, 2021	$1,674,498
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Clearwater 13231 49th St. N. Clearwater, Florida	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$646,337

HPT TRS IHG-2, Inc.	Sonesta ES Suites Fort Lauderdale Plantation 410 North Pine Island Road Fort Lauderdale, Florida	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,746,591
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Jacksonville 4990 Belfort Road Jacksonville, Florida	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$943,231
HPT TRS IHG-2, Inc.	Sonesta ES Suites Lake Buena Vista 8751 Suiteside Drive Orlando, Florida	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$2,780,439
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Miami Airport 8855 NW 27th Street Miami, Florida	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,017,411
HPT TRS IHG-2, Inc.	Sonesta Miami Airport 950 NW 42nd Avenue Miami, Florida	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Full	December 1, 2020	$2,450,702
HPT CY TRS, Inc.	Sonesta Select Miami Lakes 15700 NW 77th Court Miami Lakes, Florida	HPTCY Properties Trust	Sonesta International Hotels Corporation	Select	February 12, 2021	$1,600,326
HPT TRS MRP, Inc.	Sonesta ES Suites Atlanta North Point Mall 1325 North Point Drive Alpharetta, Georgia	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 12, 2021	$1,425,297
HPT TRS IHG-2, Inc.	Sonesta ES Suites Alpharetta North Point 3980 North Point Parkway Alpharetta, Georgia	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,225,640
HPT TRS MRP, Inc.	Sonesta ES Suites Atlanta Alpharetta Windward 5465 Windward Parkway Alpharetta, Georgia	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 12, 2021	$1,831,872

HPT CY TRS, Inc.	Sonesta Select Atlanta Midtown 1132 Techwood Drive NW Atlanta, Georgia	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 8, 2021	$1,488,389
HPT CY TRS, Inc.	Sonesta Select Atlanta Cumberland 3000 Cumberland Boulevard SE Atlanta, Georgia	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 10, 2021	$1,711,481
HPT TRS IHG-2, Inc.	Sonesta Atlanta Airport South 4669 Airport Boulevard Atlanta, Georgia	HPT IHG GA Properties LLC	Sonesta International Hotels Corporation	Full	December 1, 2020	$1,960,466
HPT TRS IHG-2, Inc.	Sonesta Atlanta Airport North 1325 Virginia Avenue Atlanta, Georgia	HPT IHG-3 Properties LLC	Sonesta International Hotels Corporation	Full	December 1, 2020	$5,172,449
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Atlanta 3665 Shackleford Road Duluth, Georgia	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$865,511
HPT TRS IHG-2, Inc.	Sonesta ES Suites Atlanta – Perimeter Center 4601 Ridgeview Road Dunwoody, Georgia	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,558,947
HPT CY TRS, Inc.	Sonesta Select Atlanta Airport 3399 International Boulevard Hapeville, Georgia	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 10, 2021	$1,585,632
HPT TRS MRP, Inc.	Sonesta ES Suites Atlanta Kennesaw Town Center 3443 Busbee Drive NW Kennesaw, Georgia	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 8, 2021	$1,262,935
HPT CY TRS, Inc.	Sonesta Select Atlanta Norcross 6235 McDonough Drive NW Norcross, Georgia	Properties Trust	Sonesta International Hotels Corporation	Select	December 15, 2020	$666,332

HPT CY TRS, Inc.	Sonesta Select Bettendorf 895 Golden Valley Drive Bettendorf, Iowa	HPTCY Properties Trust	Sonesta International Hotels Corporation	Select	February 12, 2020	$1,135,189
HPT CY TRS, Inc.	Sonesta Select Arlington Heights 3700 North Wilke Road Arlington Heights, Illinois	HPTCY Properties Trust	Sonesta International Hotels Corporation	Select	December 15, 2020	$1,248,338
HPT State Street TRS LLC	Royal Sonesta Chicago River North 505 North State Street Chicago, Illinois	HPT IHG Chicago Property LLC	Sonesta State Street LLC	Full	December 1, 2020	$4,400,000
SVC Randolph Street TRS LLC	The Allegro Royal Sonesta Hotel 171 West Randolph Street Chicago, Illinois	HPT IHG-3 Properties LLC	Sonesta Randolph Street LLC	Full	December 1, 2020	$7,217,620
HPT TRS MRP, Inc.	Sonesta ES Suites Chicago Downtown 201 East Walton Place Chicago, Illinois	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	March 2, 2021	$3,917,755
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Chicago Libertyville 1100 N. US Route 45 Libertyville, Illinois	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$849,479
HPT TRS IHG-2, Inc.	Sonesta Chicago O’Hare Airport 10233 West Higgins Road Rosemont, Illinois	HPT IHG-3 Properties LLC	Sonesta International Hotels Corporation	Full	December 1, 2020	$3,359,209
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Chicago O’Hare 4021 N. Mannheim Road Schiller Park, Illinois	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,629,888
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Chicago Naperville 27 W. 300 Warrenville Road Warrenville, Illinois	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$961,214

HPT TRS IHG-2, Inc.	Sonesta Simply Suites Chicago Waukegan 1151 S. Waukegan Rd. Waukegan, Illinois	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$805,302
HPT TRS MRP, Inc.	Sonesta ES Suites Chicago Waukegan 1440 South White Oak Drive Waukegan, Illinois	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	March 2, 2021	$1,686,373
HPT TRS MRP, Inc.	Sonesta Select Chicago Elgin 2175 South Eighth Street West Dundee, Illinois	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	December 15, 2020	$1,474,177
HPT CY TRS, Inc.	Sonesta Select Indianapolis 37 W. 103rd Street Indianapolis, Indiana	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 8, 2021	$1,160,024
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Des Moines 7625 Office Plaza Drive N. Des Moines, Iowa	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$782,848
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Kansas City Overland Park 11001 Oakmont Overland Park, Kansas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$737,032
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Wichita Northeast 3141 N. Webb Road Wichita, Kansas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$636,684
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Wichita Airport 570 South Julia Wichita, Kansas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$651,297
HPT TRS MRP, Inc.	Sonesta ES Suites New Orleans Convention Center 345 St. Joseph Street New Orleans, Louisiana	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 12, 2021	$3,310,129

HPT TRS IHG-2, Inc.	Sonesta ES Suites Baton Rouge 4001 Nicholson Drive Baton Rouge, Louisiana	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,452,386
HPT TRS MRP, Inc.	Sonesta ES Suites Annapolis 170 Admiral Cochrane Drive Annapolis, Maryland	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 10, 2021	$1,642,588
HPT CY TRS, Inc.	Sonesta Select Columbia 8910 Stanford Boulevard Columbia, Maryland	Service Properties Trust	Sonesta International Hotels Corporation	Select	March 2, 2021	$1,756,462
HPT CY TRS, Inc.	Sonesta Select Greenbelt 6301 Golden Triangle Drive Greenbelt, Maryland	HPTCY Properties Trust	Sonesta International Hotels Corporation	Select	December 15, 2020	$1,698,214
HPT TRS MRP, Inc.	Sonesta ES Suites Baltimore BWI Airport 1160 Winterson Road Linthicum Heights, Maryland	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 8, 2021	$1,397,534
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Baltimore BWI Airport 1247 Winterson Road Linthicum Heights, Maryland	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,160,156
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Boston Braintree 235 Wood Road Braintree, Massachusetts	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,347,308
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Boston Burlington 130 Middlesex Turnpike Burlington, Massachusetts	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,323,128
HPT CY TRS, Inc.	Sonesta Select Boston Danvers 275 Independence Way Danvers, Massachusetts	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 5, 2021	$1,069,755

HPT CY TRS, Inc.	Sonesta Select Boston Foxborough 35 Foxborough Boulevard Foxborough, Massachusetts	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 1, 2021	$1,401,884
HPT CY TRS, Inc.	Sonesta Select Boston Lowell 30 Industrial Avenue East Lowell, Massachusetts	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 1, 2021	$667,819
HPT CY TRS, Inc.	Sonesta Select Boston Milford 10 Fortune Boulevard Milford, Massachusetts	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 5, 2021	$1,132,917
HPT CY TRS, Inc.	Sonesta Select Boston Stoughton 200 Technology Center Drive Stoughton, Massachusetts	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 3, 2021	$1,625,312
HPT TRS MRP, Inc.	Sonesta ES Suites Boston Westborough 25 Connector Road Westborough, Massachusetts	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 1, 2021	$1,548,210
HPT CY TRS, Inc.	Sonesta Select Boston Woburn 240 Mishawum Road Woburn, Massachusetts	Properties Trust	Sonesta International Hotels Corporation	Select	December 15, 2020	$1,249,898
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Detroit Ann Arbor 701 Waymarket Way Ann Arbor, Michigan	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$836,303
HPT CY TRS, Inc.	Sonesta Select Detroit Auburn Hills 2550 Aimee Lane Auburn Hills, Michigan	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 12, 2021	$885,821
HPT TRS MRP, Inc.	Sonesta Simply Suites Detroit Novi 42600 West Eleven Mile Road Novi, Michigan	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 10, 2021	$1,045,601

HPT TRS MRP, Inc.	Sonesta Select Detroit Novi 42700 W. Eleven Mile Road Novi, Michigan	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 10, 2021	$1,537,300
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Detroit Southfield 1 Corporate Drive Southfield, Michigan	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,060,711
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Detroit Troy 2550 Troy Center Dr. Troy, Michigan	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$834,407
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Detroit Warren 7010 Convention Boulevard Warren, Michigan	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,023,967
HPT TRS MRP, Inc.	Sonesta ES Suites Detroit Warren 30120 North Civic Center Boulevard Warren, Michigan	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 8, 2021	$1,080,590
HPT CY TRS, Inc.	Sonesta Select Minneapolis 11391 Viking Drive Eden Prairie, Minnesota	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 12, 2021	$1,209,162
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Minneapolis Richfield 351 West 77th Street Minneapolis, Minnesota	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,220,324
HPT TRS IHG-2, Inc.	Sonesta Simply Suites St. Louis Earth City 3250 Rider Trail S. Earth City, Missouri	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$775,948
HPT CY TRS, Inc.	Sonesta Select Kansas City Airport 7901 N.W. Tiffany Springs Parkway Kansas City, Missouri	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 10, 2021	$1,329,895

HPT CY TRS, Inc.	Sonesta Select Kansas City South 500 E. 105th Street Kansas City, Missouri	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 10, 2021	$1,439,687
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Las Vegas 4034 South Paradise Road Las Vegas, Nevada	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$2,573,572
HPT TRS MRP, Inc.	Sonesta Select Las Vegas 1901 North Rainbow Boulevard Las Vegas, Nevada	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 12, 2021	$1,711,661
HPT TRS MRP, Inc.	Sonesta ES Suites Reno 9845 Gateway Drive Reno, Nevada	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 10, 2021	$1,133,156
SVC NJ TRS LLC	Sonesta Hamilton Park Morristown 175 Park Avenue Florham Park, New Jersey	HPT IHG-2 Properties Trust	Sonesta NJ LLC	Full	October 1, 2020	$5,484,939
SVC Jersey City TRS LLC	Sonesta Jersey City 21 2nd Street Jersey City, New Jersey	HPT IHG-2 Properties Trust	Sonesta Jersey City LLC	Select	December 1, 2020	$3,005,981
HPT CY TRS, Inc.	Sonesta Select Mahwah 140 Route 17 South Mahwah, New Jersey	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 12, 2021	$1,745,901
SVC Morris Plains TRS LLC	Sonesta Parsippany Morris Plains 100 Candlewood Drive Morris Plains, New Jersey	HPT IHG-2 Properties Trust	Sonesta Morris Plains LLC	Select	December 1, 2020	$1,079,582
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Philadelphia Mount Laurel 4000 Crawford Place Mount Laurel, New Jersey	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$877,530

SVC Gatehall Drive TRS LLC	Sonesta ES Suites Parsippany Morris Plains 3 Gatehall Drive Parsippany, New Jersey	HPTMI Properties Trust	Sonesta Gatehall Drive LLC	Select	February 12, 2021	$1,942,102
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Somerset 41 World’s Fair Drive Somerset, New Jersey	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,020,029
HPT CY TRS, Inc.	Sonesta Select Tinton Falls 600 Hope Road Tinton Falls, New Jersey	HPTCY Properties Trust	Sonesta International Hotels Corporation	Select	February 8, 2021	$901,335
HPT CY TRS, Inc.	Sonesta Select Whippany 157 Route 10 East Whippany, New Jersey	HPTCY Properties Trust	Sonesta International Hotels Corporation	Select	February 10, 2021	$1,895,329
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Albuquerque 3025 Menaul Boulevard NE Albuquerque, New Mexico	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,032,400
HPT TRS MRP, Inc.	Sonesta ES Suites Albuquerque 3300 Prospect Avenue, NE Albuquerque, New Mexico	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 10, 2021	$1,950,319
SVC Nanuet TRS LLC	Sonesta Nanuet Rockland County 20 Overlook Boulevard Nanuet, New York	HPT IHG-2 Properties Trust	Sonesta Nanuet LLC	Select	December 1, 2020	$1,097,041
HPT TRS IHG-2, Inc.	Sonesta White Plains 66 Hale Avenue White Plains, New York	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Full	December 1, 2020	$7,237,772
HPT TRS MRP, Inc.	Sonesta ES Suites Raleigh Cary 2900 Regency Parkway Cary, North Carolina	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 1, 2021	$1,375,784

HPT TRS IHG-2, Inc.	Sonesta Simply Suites Charlotte University 8812 University East Drive Charlotte, North Carolina	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$974,464
HPT TRS IHG-2, Inc.	Sonesta Charlotte 5700 Westpark Drive Charlotte, North Carolina	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Full	December 1, 2020	$3,632,053
HPT CY TRS, Inc.	Sonesta Select Charlotte University 333 West W.T. Harris Boulevard Charlotte, North Carolina	HPTCY Properties Trust	Sonesta International Hotels Corporation	Select	February 3, 2021	$1,089,210
HPT TRS MRP, Inc.	Sonesta Select Durham Highway 54 East 301 Residence Inn Blvd. Durham, North Carolina	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	December 15, 2020	$1,182,787
HPT CY TRS, Inc.	Sonesta Select Raleigh Durham Airport 2001 Hospitality Court Morrisville, North Carolina	HPTCY Properties Trust	Sonesta International Hotels Corporation	Select	February 5, 2021	$1,581,957
HPT TRS MRP, Inc.	Sonesta ES Suites Raleigh Durham Airport 2020 Hospitality Court Morrisville, North Carolina	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 5, 2021	$1,600,524
HPT TRS IHG-2, Inc.	Sonesta Columbus 33 East Nationwide Blvd. Columbus, Ohio	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Full	December 1, 2020	$5,357,317
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Columbus Airport 590 Taylor Road Gahanna, Ohio	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$764,858
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Cleveland North Olmsted 24741 Country Club Blvd. N. Olmstead, Ohio	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$907,042

HPT TRS IHG-2, Inc.	Sonesta Simply Suites Oklahoma City Airport 4400 River Park Drive Oklahoma City, Oklahoma	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$785,795
HPT TRS IHG-2, Inc.	Royal Sonesta Portland 506 SW Washington Street Portland, Oregon	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Full	December 1, 2020	$9,120,000
HPT TRS MRP, Inc.	Sonesta Select Allentown Bethlehem 2160 Motel Drive Allentown, Pennsylvania	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 3, 2021	$1,129,333
HPT TRS MRP, Inc.	Sonesta ES Suites Allentown Bethlehem 2180 Motel Drive Bethlehem, Pennsylvania	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 3, 2021	$1,267,308
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Philadelphia Willow Grove 250 Business Center Drive Horsham, Pennsylvania	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$918,845
HPT CY TRS, Inc.	Sonesta Select Philadelphia Airport 8900 Bartram Avenue Philadelphia, Pennsylvania	Service Properties Trust	Sonesta International Hotels Corporation	Select	March 2, 2021	$1,301,829
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Pittsburgh Airport 100 Chauvet Drive Pittsburgh, Pennsylvania	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,006,515
HPT CY TRS, Inc.	Sonesta Select Newport Middletown 9 Commerce Drive Middletown, Rhode Island	HPTCY Properties Trust	Sonesta International Hotels Corporation	Select	February 8, 2021	$1,638,525
HPT CY TRS, Inc.	Sonesta Select Spartanburg 110 Mobile Drive Spartanburg, South Carolina	HPTCY Properties Trust	Sonesta International Hotels Corporation	Select	December 15, 2020	$741,709

HPT TRS MRP, Inc.	Sonesta ES Suites Nashville Brentwood 206 Ward Circle Brentwood, Tennessee	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 12, 2021	$1,356,807
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Nashville Brentwood 5129 Virginia Way Brentwood, Tennessee	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$986,474
HPT CY TRS, Inc.	Sonesta Select Chattanooga 2210 Bams Drive Chattanooga, Tennessee	HPTCY Properties Trust	Sonesta International Hotels Corporation	Select	December 15, 2020	$1,379,931
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Knoxville 10206 Parkside Drive Knoxville, Tennessee	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$568,242
HPT TRS MRP, Inc.	Sonesta Nashville Airport 600 Marriott Drive Nashville, Tennessee	HPTMI Properties Trust	Sonesta International Hotels Corporation	Full	March 2, 2021	$4,905,128
HPT TRS MRP, Inc.	Sonesta Select Nashville Airport Suites 1100 Airport Center Drive Nashville, Tennessee	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 8, 2021	$1,571,649
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Arlington 2221 Brookhollow Plaza Dr. Arlington, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$798,280
HPT TRS IHG-2, Inc.	The Stephen F Austin Royal Sonesta Hotel 701 Congress Avenue Austin, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Full	December 1, 2020	$4,948,054
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Austin South 4320 IH 35 Frontage Road Austin, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,090,683

HPT TRS IHG-2, Inc.	Sonesta Simply Suites Austin Arboretum 9701 Stonelake Boulevard Austin, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,151,626
HPT TRS IHG-2, Inc.	Sonesta ES Suites Austin Arboretum 10201 Stonelake Boulevard Austin, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,341,256
HPT TRS MRP, Inc.	Sonesta ES Suites Dallas Market Center 6950 North Stemmons Freeway Dallas, Texas	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 3, 2021	$2,164,518
Cambridge TRS, Inc.	Sonesta Suites Dallas Park Central 7800 Alpha Road Dallas, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Full	September 25, 2020	$1,917,163
Cambridge TRS, Inc.	Sonesta ES Suites Dallas Park Central 7880 Alpha Road Dallas, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	September 25, 2020	$731,079
HPT CY TRS, Inc.	Sonesta Select Dallas Central Expressway 10325 N. Central Expressway Dallas, Texas	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 1, 2021	$1,457,462
HPT TRS MRP, Inc.	Sonesta ES Suites Dallas Central Expressway 10333 North Central Expressway Dallas, Texas	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 1, 2021	$1,102,454
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Dallas Richardson 12525 Greenville Ave. Dallas, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$849,104
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Dallas Galleria 13939 Noel Road Dallas, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$947,901

HPT TRS MRP, Inc.	Sonesta Select Fort Worth 3751 NE Loop 820 Fort Worth, Texas	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	December 15, 2020	$1,610,533
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Fort Worth 5201 Endicott Avenue Fort Worth, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$633,173
HPT TRS MRP, Inc.	Sonesta ES Suites Fort Worth 5801 Sandshell Drive Fort Worth, Texas	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 3, 2021	$1,192,817
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Houston Clear Lake 2737 Bay Area Boulevard Houston, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$876,441
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Houston Galleria 4900 Loop Central Drive Houston, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$846,728
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Houston City Centre 10503 Town & Country Way Houston, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$985,633
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Houston Westchase 4033 W. Sam Houston Parkway Houston, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$975,908
HPT TRS IHG-2, Inc.	Sonesta ES Suites Dallas – Las Colinas 1201 Executive Circle Irving, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$952,953
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Dallas Las Colinas 5300 Green Park Drive Irving, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,090,057

HPT TRS IHG-2, Inc.	Sonesta Simply Suites Plano 4701 Legacy Drive Plano, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$884,916
HPT TRS MRP, Inc.	Sonesta ES Suites Dallas Richardson 1040 Waterwood Drive Richardson, Texas	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 1, 2021	$1,302,125
HPT TRS MRP, Inc.	Sonesta Select Dallas Richardson 2191 N. Greenville Avenue Richardson, Texas	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 1, 2021	$1,327,644
HPT TRS MRP, Inc.	Sonesta ES Suites San Antonio Downtown 425 Bonham Street San Antonio, Texas	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 5, 2021	$2,444,321
HPT TRS IHG-2, Inc.	Sonesta Simply Suites San Antonio Northwest 9350 IH 10 West San Antonio, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$637,813
HPT TRS IHG-2, Inc.	Sonesta ES Suites San Antonio Northwest 4320 Spectrum One San Antonio, Texas	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,275,847
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Salt Lake City Airport 2170 West North Temple Salt Lake City, Utah	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$914,023
HPT CY TRS, Inc.	Sonesta Select Arlington 1533 Clarendon Boulevard Arlington, Virginia	HPTCY Properties Trust	Sonesta International Hotels Corporation	Select	February 5, 2021	$2,379,524
HPT TRS MRP, Inc.	Sonesta ES Suites Charlottesville 1111 Millmont Street Charlottesville, Virginia	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 5, 2021	$1,068,424

HPT TRS MRP, Inc.	Sonesta ES Suites Fairfax 12815 Fairlakes Parkway Fairfax, Virginia	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 1, 2021	$1,290,298
HPT TRS MRP, Inc.	Sonesta Simply Suites Falls Church 205 Hillwood Avenue Falls Church, Virginia	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 3, 2021	$1,287,350
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Hampton 401 Butler Farm Road Hampton, Virginia	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$811,758
HPT TRS IHG-2, Inc.	Sonesta ES Suites Dulles Airport 13700 Coppermine Rd. Herndon, Virginia	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,940,640
HPT CY TRS, Inc.	Sonesta Select Seattle Bellevue 14615 NE 29th Place Bellevue, Washington	Service Properties Trust	Sonesta International Hotels Corporation	Select	February 3, 2021	$1,679,798
HPT TRS MRP, Inc.	Sonesta Select Seattle Renton 200 SW 19th Street Renton, Washington	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 5, 2021	$1,283,265
HPT TRS MRP, Inc.	Sonesta Simply Suites Seattle Renton 300 SW 19th Street Renton, Washington	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 5, 2021	$1,712,304
HPT TRS IHG-2, Inc.	The Alexis Royal Sonesta Hotel 1007 First Avenue Seattle, Washington	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Full	December 1, 2020	$6,510,194
HPT TRS IHG-2, Inc.	Sonesta ES Suites Vancouver – Portland West 7301 NE 41st Street Vancouver, Washington	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Select	December 1, 2020	$1,379,753

HPT TRS MRP, Inc.	Sonesta ES Suites Charleston 200 Hotel Circle Charleston, West Virginia	HPTMI Properties Trust	Sonesta International Hotels Corporation	Select	February 12, 2021	$1,102,408
HPT CY TRS, Inc.	Sonesta Select Milwaukee Brookfield 16865 W. Bluemound Road Brookfield, Wisconsin	Service Properties Trust	Sonesta International Hotels Corporation	Select	March 2, 2021	$1,260,484
HPT TRS IHG-2, Inc.	Sonesta Milwaukee West 10499 Innovation Drive Milwaukee, Wisconsin	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	Full	December 1, 2020	$2,400,000
HPT TRS IHG-2, Inc.	The Yorkville Royal Sonesta Hotel 220 Bloor Street Toronto, Ontario	HPT IHG Canada Properties Trust	Sonesta Toronto ULC	Full	December 15, 2020	$3,668,265
HPT TRS IHG-2, Inc.	Sonesta ES Suites Toronto 355 South Park Road Toronto, Ontario	HPT IHG Canada Properties Trust	Sonesta Canada ULC	Select	December 15, 2020	$1,577,349
SVC San Juan TRS LLC	Royal Sonesta San Juan 5961 Isla Verde Avenue Carolina, Puerto Rico	HPT IHG PR, Inc.	Sonesta San Juan LLC	Full	December 15, 2020	$7,907,991